Exhibit 3.1

SECRETARY OF STATE

SEAL

STATE OF NEVADA

CORPORATE CHARTER

          I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that

          JPG ASSOCIATES, INC., did on May 24, 2006, file in this office the original Articles of

          Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said  Articles contain all the provisions required by the law of said State of Nevada

                                                                                                    IN WITNESS WHEREOF, I have hereunto set my

                                                                                                    hand and affixed the Great Seal of State, at my office

                                                                                                    on May 25, 2006.

                                                                                                                    /s/ Dean Heller

                     SEAL

                                                                                                                    DEAN HELLER

                                                                                                                    Secretary of State

                                                                                                     By           /s/

                                                                                                                    Certification Clerk

SEAL	DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Entity # E0388892006-2 Document Number: 20060332301-10 Date Filed: 5/24/2006 4:07:55 PM In the office of /s/ Dean Heller Dean Heller Secretary of State

Articles of Incorporation (PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	JPG ASSOCIATES, INC.
2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CSC Services of Nevada, Inc.
Name
		502 East John Street		Carson City	Nevada	89706
		Street Address		City		Zip Code

		Optional Mailing Address		City	State	Zip Code
3.	Shares: (number of shares corporation authorized to issue)	74,000,000 – Common 1,000,000 - Preferred Number of shares With par value: 100,000,000	Par Value: $ .001	Number of shares Without par value: -0-
4.	Names & Addresses, Of Board of Directors/Trustees; (attach additional page there is more than 3 directors/trustees)	1. JOHN P GREELEY
Name
		846 GLENDALE ROAD		Wilbraham	MA	01095
		Street Address		City	State	Zip Code
2.
Name

		Street Address		City	State	Zip Code
3.
Name

		Street Address		City	State	Zip Code
5.	Purpose: (optional-see instructions)	The purpose of this Corporation shall be: Consulting

6.	Names, Address And Signature of Incorporator, (attach additional page there is more than 1 incorporator)	CSC Services of Nevada, Inc.		/s/
		Name		Signature
		502 East John Street		Carson City	NV	89706
		Address		City	State	Zip Code
7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
		By: /s/			5/24/2006
		Authorized Signature of R.A. or On Behalf of R.A. Company			Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES 2003

Revised on: 10/04/05

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